PERFORMANCE FUNDS TRUST
(the “Trust”)
Supplement dated August 1, 2007
to the Prospectuses (“Prospectuses”) and Statement of Additional Information
(“SAI”) dated October 1, 2006
     This Supplement amends certain information in the Prospectuses and SAI and supersedes any information to the contrary therein:
     On August 1, 2007, The BISYS Group, Inc., the parent company of BISYS Fund Services Ohio, Inc. (“BISYS”), the Trust’s administrator, fund accounting agent and transfer agent, was acquired by Citibank, N.A. (the “Acquisition”). In connection with the Acquisition, BISYS was re-named Citi Fund Services Ohio, Inc. (“CFSO”). In addition, on August 1, 2007, Performance Funds Distributor, Inc., the Trust’s principal underwriter and an affiliate of BISYS (“Distributor”), was acquired by Foreside Distributors, LLC (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group, LLC. The name and address of the Distributor remains unchanged. Foreside is not affiliated with Citibank, N.A., CFSO or Trustmark Investment Advisors, Inc., the Trust’s investment adviser.